Investor Update Q3 2023 Peapack-Gladstone Bank Peapack Private The Q3 2023 Investor Update should be read in conjunction with the Q3 2023 Earnings Release issued on October 24, 2023. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our proposed entry into New York City, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2023 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for credit losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) a reduction in our lower-cost funding sources; 22) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets; 28) a potential government shutdown and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Earnings NIM declined 21 bps on a linked quarter basis; cycle to date deposit beta 44%. Total fee income grew 4% on a linked quarter basis (17% annualized); representing 35% of total revenue. Adjusted operating expenses up 4% on a linked quarter basis (largely driven by NYC expansion). Provision expense totaled $5.9MM largely due to freight-related industry pressure within C&I. Wealth Management fees of $14.0MM comprised 25% of total revenue for the quarter. New inflows totaled $160MM for the quarter; $96MM managed. Balance Sheet Deposit levels remain stable year-to-date; up $61MM in Q3. Total available liquidity remains strong at $3.6B*. Loan growth of 5% (annualized) year-to-date; up $44MM in Q3. NPAs increased; loan portfolio remains well diversified; enhanced credit monitoring programs continue. Limited CRE Office and Construction exposure (less than 14% and 1% of risk-based capital, respectively). Capital ratios remain strong despite continued AOCI pressure; $14MM decline in AOCI in Q3; repurchased 100K shares. Tangible book value per share decreased $0.21 per share in Q3 to $28.77 per share.** Management remains focused on business model evolution and NYC expansion. Performance Highlights 3 *Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. **See Non-GAAP financial measures reconciliation table. $0.50 Earnings Per Share 0.56% ROA 6.40% ROE $9.0 MM Net Income Q3 Core Earnings** Key Highlights

4 NIM (as reported) (%) Net Interest Margin Contraction

5 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q3 2023 Adjusted excluded fair value adjustment loss for CRA equity securities ($404,000); Q2 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209,000); Q3 2022 Adjusted excluded fair value adjustment gain for CRA equity securities ($571,000). See Non-GAAP financial measures reconciliation table. 2 Q2 2023 Adjusted excluded expense related to recent retirement of certain employees ($1.7MM). See Non-GAAP financial measures reconciliation table. 3 Q2 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax, which is set to expire on 12.31.2023 ($318,000). See Non-GAAP financial measures reconciliation table. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. Quarterly Results (Dollars in thousands, except per share data) Total Deposit Beta Through the Cycle 44% +5% Linked Quarter

*(Cash + Cash Equivalents + AFS Securities) / Total Assets. **See Non-GAAP financial measures reconciliation table. Stable YTD Trends in Liquidity and Capital Deposit Base Resilience

* The amount of capital the Company holds above the well-capitalized levels as defined in the FDIC's Prompt Corrective Action framework. ** After-tax difference between cost-basis and fair value of HTM securities. Significant Capital Buffer Available for Sale 84% Held to Maturity 16% Investment Portfolio Composition September 30, 2023

* Source: FFIEC 031 and 041 RC-0 Memo #2 + Government deposits insured through collateralization. ** Coverage is defined as (Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities) / Uninsured/Uncollateralized Deposits. Ample Liquidity Deposit Base Details (as of September 30, 2023) 294% Coverage** 23% Uninsured/ Uncollateralized as a % of Total Deposits

NPAs1 / Assets (%) 30-89 Days Past Due / Gross Loans (%) Credit Metrics 9 Classified Loans / Gross Loans (%) 1 NPAs exclude $1.6MM in held for sale at 09/30/2023. Includes two freight credits totaling $33.4MM. 2 Commencing on 01/01/2022, the allowance calculation is based on the CECL methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Total Allowance2 to Loans (%)

Stable Fee Revenue 10 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue 26% 35% Q4 2022 $16.8MM $19.4MM In 000’s $14.0MM $18.6MM $14.3MM 32% Q2 2023 Q3 2023 $18.1MM $13.8MM Q1 2023 29% $13.0MM

AUM/AUA (000s) Fees (000s) Wealth Management 11 $10.4B AUM/AUA 37% EBITDA Margin YTD 2022 18.7% 2017-2022 CAGR $3.6MM Avg Relationship $160MM Q3 2023 Gross Inflows YTD 2023 $42.0MM

12 Wealth Management New Business Inflows AUM/AUA (000s) $777MM $701MM $843MM $1,070MM $688MM

1 Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2 Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income). 3 Total Assets as of June 30, 2023. Continued Business Model Evolution to a Private Bank Numerous strategic initiatives underway to drive our transformation to a Private Bank.

14 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix as of 09/30/2023 Gross Loans: $5.49 billion Note: Gross loans include loans held for sale. ($2,322MM) ($1,872MM) ($622MM) ($677MM)

Commercial Banking 15 $2.9B Outstandings 54% of Total Loans Diversified C&I continues to be our area of focus for future growth $2.5MM Unused LOC Fees YTD (in millions) $1,585 *NOTE: Commercial banking includes CRE loans and Commercial and industrial loans. CRE excludes MFL, which totaled $1.9B as of 09/30/2023. $2,100 $2,474 $2,658 $2,537 $2,839 $2.0MM Account Analysis Fees YTD 45% of C&I and CRE portfolio is floating rate 5 Year C&I CAGR 17% vs no growth for CRE $2,944 Commercial Banking*

Diversification within C&I Lending 16 C&I Loans constitute 42% ($2.3B) of the total loan portfolio and includes 288 distinct NAICS codes. Freight represents < 2% of total loans

17 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCR Non-Owner Occupied CRE constitutes 11% ($622MM) of the total loan portfolio. LTV 51.1% DSCR 1.51x LTV 57.5% DSCR 1.54x LTV 52.4% DSCR 1.63x LTV 50.6% DSCR 1.49x LTV 58.0% DSCR 1.54x LTV 45.3% DSCR 1.32x LTV 51.0% DSCR 1.49x LTV 54.3% DSCR 1.52x LTV 51.9% DSCR 1.50x Office CRE represents 2% of total loans

Multifamily Loan Portfolio 18 Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $925 49.4% NY (Market Rent) $91 4.9% NJ (Rent Regulated) $363 19.4% NJ (Market Rent) $234 12.5% PA (Rent Regulated) $10 0.5% PA (Market Rent) $249 13.3% TOTAL $1,872 100.0% Rent Regulated $1,298 69.3% Market Rent $574 30.7% TOTAL $1,872 100.0% Current LTV 62.5% Current DSCR 1.48x Current Debt Yield 9.1% Multifamily constitutes 34% ($1.9B) of the total loan portfolio.

19 (in 000’s) Minimal Refinance Risk within Multifamily, Office & Retail CRE Note: Based on Call Report data.

20 Our Current High-Risk CRE Exposure* to Softening Market Conditions GREEN “Very Low Risk” LTV: 62.5% YELLOW “Moderate Risk” LTV: 57.2% RED “High Risk” LTV: 61.6% (In $MM’s) *Multifamily, CRE Office, and Retail Note: Based on Call Report data. Source: Jeffrey Otteau, Otteau Group Inc, Q2 2023 MarketCAST NEW JERSEY NEW YORK PENNSYLVANIA

Personal Banking Successfully Competing with Larger International Peers 21 *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Deposits and Loans as of 09/30/2023. Market share data source: S&P Capital IQ Pro – June 30, 2023 FDIC Data. Deposit Market Area defined as 5 Mile Proximity from all PGC Branch Offices ^ Citizens Financial Group Inc. completed its acquisition of Investors Bancorp Inc. in April 2022

Investing for Sustainable Long-Term Success & Value Creation Available for Sale 84% Single point of contact Holistic full-suite offering High-touch client service model Registered Investment Advisors Tri-State (logical NYC extension) Leveraging data warehouse for enhanced enterprise insights Integrated wealth & bank Deeper profitability analysis Consolidated legacy wealth and RIA platforms One-Company CRM Enterprise single sign-on Award-winning KYC platform Differentiated account opening Continuous process improvement / “White Glove Innovation Lab” Best-in-class hospitality expert trained all employees Unwavering client commitment Continuous education Integrated into employee review and rewards process Growing experienced relationship banking staff Expanding product set Deepening relationships with clients Optimizing all client communication and support channels Launched client surveys Results embedded into performance evaluations and compensation

Proven private bank business model with significant barriers to entry. Attractive geographic franchise enhanced with our entry into NYC, which is expected to deliver growth, additional core liquidity, and positive earnings. Robust investments being made for sustainable long-term success and value creation. Revenue streams are well diversified. $10.4B AUM/AUA ($56MM annualized revenue) wealth management business. Well positioned to capitalize on next generation wealth transfer. Diversified commercial lending platform caters to clients throughout their business lifecycles, including M&A advisory services. Well capitalized with stable and diversified funding base. Investment grade ratings from both Moody’s (positive outlook) and Kroll. ABA Best Banks To Work For five years in a row. Compelling Investment Considerations 23

Appendix Peapack-Gladstone Bank

25 Quarterly Balance Sheet Summary (Dollars in thousands)

26 Asset Quality (Dollars in thousands) 1 Excludes $1.6MM in held for sale at 09/30/2023. Includes two freight credits totaling $33.4MM. 2 Amounts reflect modifications that are paying according to modified terms. 3 Excludes modifications included in nonaccrual loans of $3.1MM at 09/30/2023. 4 Amounts reflect troubled debt restructurings (“TDRs”) that are paying according to restructured terms. 5 Excludes TDRs included in nonaccrual loans in the following amounts:  $13.4MM at 12/31/2022 and $12.9MM at 09/30/2022. On 01/01/2023, the Company adopted Accounting Standards Update 2022-02, which replaced the accounting and recognition of TDRs. 6 Provision to roll forward the ACL excludes a credit of $88K at 09/30/2023, a credit of $173K at 12/31/2022 and a credit of $66K at 09/30/2022 related to off-balance sheet commitments. 7 Net charge-offs for the quarter ended 12/31/2022 included a charge-off of $1.2MM of a previously established reserve to loans individually evaluated on one commercial real estate loan. 8 Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL.

27 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $81.7MM for the quarter ended 09/30/2023, $74.2MM for the quarter ended 12/31/2022, and $75.0MM for the quarter ended 09/30/2022.  See Non-GAAP financial measures reconciliation table. Capital Summary

Quarter Non-GAAP Financial Measures Reconciliation 28 1 Q3 2023 Adjusted excluded fair value adjustment loss for CRA equity securities ($404K); Q2 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209K); Q3 2022 Adjusted excluded fair value adjustment gain for CRA equity securities ($571K). 2 Q2 2023 Adjusted excluded expense related to recent retirement of certain employees ($1.7MM). 3 Q2 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax, which is set to expire on 12/31/2023 ($318K). 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. 5 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 29 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Matthew P. Remo SVP & Head of Strategy, Corporate Development & Investor Relations (908) 393-7591 mremo@pgbank.com Contacts Corporate Headquarters Contact 30